GMACC
        COMMERCIAL
        FINANCE

                                                          November  30,  2002
     International  Airline  Support  Group,  Inc.
     1954  Airport  Road,  Suite  200
     Atlanta,  Georgia  30341

     Attention:  Mr.  Alexius  A.  Dyer  III

     Dear  Mr.  Dyer:

     Reference is hereby made to the letter agreement, dated as of September 20, 2002 between International
     Airline Support Group, Inc. (`Borrower") and GMAC Commercial Gtedit LLC, formerly known as BNY Factoring
     LLC, as successor to BNY Financial Corporation ("Lender"), as amended by that certain letter agreement dated
     October 15, 2002 by and between Borrower and Lender (collectively, the "Letter Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Letter Agreement.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that subsection (iv) of the third paragraph of the Letter Agreement is bemby amended to change the  date  from  "November  29,  2002"  to  "January  15,  2003".

     Except as expressly provided herein, the execution, delivery and effectiveness of this letter shall not operate as a waiver of any of Leader's rights, powers or remedies, nor constitute a waiver of any provision of the Letter Agreement, the Credit Agreement or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith and all other documents, instruments or agreements executed and/or delivered in connection them shall remain in full force and effect, and are hereby ratified and conturned.

     This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken Together shall constitute one and the snare consent lens. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signarue hereto.

     Very  truly  yours,
     GMAC  COMMERCIAL  CREDIT  LLC

     BY:   /S/  Alexander  J.  Chobot
     Name:  Alexander  J.  Chobot
     Title:  Vice  President

     Acknowledged  and  Agreed  to:

     INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.
     By:  /S/  A.  A.  Dyer
     Name:  Alexius  A.  Dyer
     Title:  President